Accounts Receivable, Net	12 Months Ended
Dec. 31, 2025
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
4.	ACCOUNTS RECEIVABLE, NET

Accounts receivable represent amounts due from customers for goods delivered or services rendered for which the Company has an unconditional right to consideration. Accounts receivable are recorded net of an allowance for credit losses in accordance with ASC 326.

Accounts receivable, net consist of the following:

	December 31, 2025	December 31, 2024
Accounts receivable	$5,034	$2,938
Allowance for credit losses	(1,876)	(308)
Total accounts receivable, net	$3,158	$2,630

Movements of allowance for credit losses are as follows:

Beginning balance	$308	$121
Addition	1,554	187
Foreign exchange translation	14	-
Ending balance	$1,876	$308

The Company estimates expected credit losses using a combination of aging analysis, historical loss experience, and forward-looking information, including current economic conditions, industry trends, and specific customer credit risk factors. Management also considers subsequent cash collections, customer payment history, and the financial condition of significant customers in evaluating the adequacy of the allowance.

The determination of the allowance for expected credit losses requires significant judgment. Changes in assumptions regarding customer credit risk, economic conditions, and collectability could materially affect the amount of the allowance recorded.

Given the concentration of receivables and limited collection history for certain customers, actual collections may differ from management’s current estimates and assumptions used in determining the allowance for expected credit losses.

Credit Risk and Concentration

The Company’s accounts receivable are primarily generated from its commodity trading business and service arrangements. These receivables are concentrated among a limited number of customers.

As of December 31, 2025, a significant portion of accounts receivable was due from a small number of counterparties. The financial condition of these customers and their ability to make timely payments may be affected by market conditions, which could adversely impact the Company’s ability to collect outstanding balances.

Collectability and Subsequent Receipts

As of December 31, 2025, certain accounts receivable balances remained outstanding beyond their contractual payment terms, and collections subsequent to year-end were limited for certain customers. These factors indicate an increased level of estimation uncertainty in determining the allowance for expected credit losses.

The Company monitors the collectability of its receivables on an ongoing basis and records additional allowances when necessary. Receivables are written off when all reasonable collection efforts have been exhausted.

Classification and Presentation

Certain customer arrangements may involve advance payments, offsetting transactions, or settlement through non-standard payment terms. The Company evaluates these arrangements to determine whether balances should be presented as accounts receivable or contract liabilities based on the underlying contractual terms and the timing of revenue recognition.

Management applies judgment in determining the appropriate classification of such balances. Management applies judgment in determining the appropriate classification of such balances based on the underlying contractual arrangements and settlement terms.